                              AIM WEINGARTEN FUND


[AIM LOGO APPERARS HERE]       SEMIANNUAL REPORT                 APRIL 30, 1997

                           ------------------------

                             AIM WEINGARTEN FUND

                          For shareholders who seek

                         long-term growth of capital

                             through investments

                          primarily in common stocks

                          of leading U.S. companies

                           considered by management

                                to have strong

                              earnings momentum.

                           ------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

     o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
     o The Fund's average annual total returns, including sales charges, for periods ended 3/31/97 (the most recent calendar quarter-end) are as follows. For A shares, one year, 3.72%; five years, 9.75%; 10 years, 11.83%. For B shares, one year, 3.92%; since inception on 6/15/95, 12.03%.
     o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
       (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
     o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     o Past performance cannot guarantee comparable future results.
     o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

     o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.

     o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
     o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
     o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
         THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
           OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY
               AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
                     INCLUDING POSSIBLE LOSS OF PRINCIPAL
                               AMOUNT INVESTED.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter
                        Dear Fellow Shareholder:

                        We have seen a great deal of change in the markets
                        during the past few months, change that has been
    [PHOTO OF           unsettling even for experienced market watchers.
    CHARLES T.              In many instances the change has occurred suddenly
      BAUER,            as the markets have fluctuated widely during the past
   CHAIRMAN OF          six months. The popular Dow Jones Industrial Average of
   THE BOARD OF         30 large companies ranged from just over 7000 to just
     THE FUND           below 6400 before strengthening once again and
  APPEARS HERE]         regaining its lost ground. Both the Russell 2000 Index,
                        judged to be the benchmark for small-cap stocks, and the Dow recently have set records.
                            The point we want to emphasize is that such
                        volatility seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
     What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
     Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
     Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
     It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.
     On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss

                                                         Continued on next page

                            -----------------------
                             In every market, there

                            is always some segment,

                              and some investment

                                strategies, that

                             occasionally fall out

                                   of favor.
                            -----------------------

The Chairman's Letter


                            -----------------------
                             It's also a good idea

                                to reassess your

                                financial goals

                             periodically with your

                             financial consultant.
                            -----------------------


the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc.
and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
     We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                                                         The Managers' Overview


IN VOLATILE MARKET, FUND'S STEADY GROWTH CONTINUES

A roundtable discussion with the Fund management team for AIM Weingarten Fund for the six months ended April 30, 1997.
-------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1997?

A. Total return for the six-month period covered by this report was 5.67% for Class A shares of the Fund, 5.23% for Class B shares. At the close of the reporting period, net assets of the Fund were $5.43 billion.


===============================================================================
Average Annual Total Returns
-------------------------------------------------------------------------------
As of 4/30/97

Class A Shares

10 Years          13.18%
5 Years           12.14%
1 Year            11.30%

Class B Shares

Since Inception (6/15/95)          15.77%
1 Year                             10.37%
===============================================================================


Q. WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?

A. Stock markets remained volatile, as they were throughout 1996. The popular Dow Jones Industrial Average continued to climb through record highs, but its performance was punctuated by two downturns of consequence, the first in December 1996, the second from mid-March to mid-April 1997. In the second decline, the Dow lost 9.8% of its value-just about the 10% correction many market watchers believed was due given the prolonged length of this bull market.
       The primary cause of market volatility has been ongoing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. In circumstances like these, investors are drawn to large, predictable companies, a phenomenon termed a "flight to quality." Large-company stocks continued to be market favorites, outperforming smaller-company stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced total returns of 14.71%. However, it was a very narrow market.

Q. WHAT DO YOU MEAN BY A NARROW MARKET?

A. In a narrow market,the performance of a market index is generated by comparatively few stocks. For example, if you took out of the S&P 500 the 100 largest stocks in that index, its performance for 1996 dropped from 22.95% to about 5.4%. In other words, 20% of the stocks in that index accounted for more than 75% of its total return.
       Such an unusual environment presents a challenge for a diversified mutual fund such as AIM Weingarten Fund, which has a relatively small holding of each security in its portfolio. AIM Weingarten Fund had 228 holdings as of the close of the reporting period. Keep in mind that while diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.
       People seem willing to pay quite high prices for companies with a certain level of predictability in their earnings, such as Procter & Gamble or General Electric Co. It is as if they were paying an "earnings insurance" premium.
       But investors also want liquidity-securities that are widely traded so there will be a market for them if circumstances change abruptly. Even though the market resumed rising again in mid-April, with the Dow again reaching new highs shortly after the six-month reporting period closed, investors still seem skittish, uncertain whether this can continue. So a relatively few large-company stocks continue to outperform dramatically.

Q. DID THE FUND'S PORTFOLIO CHANGE MUCH? HAVE YOU TRIED TO MAKE IT LOOK MORE LIKE THE S&P 500?

A. We have made modifications since our last report, but no dramatic changes. Technology stocks, financial stocks, and health-care stocks are still among our largest holdings. But we have not attempted to model the Fund's portfolio after any index.

Q. WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A. Approximately 17% of the portfolio's common stock holdings are technology companies such as service providers, personal computer makers, and semiconductor manufacturers.
       This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997, the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.


                           -------------------------
                            In a narrow market, the

                            performance of a market

                             index is generated by

                           comparatively few stocks.
                           -------------------------


          See important Fund & index disclosures inside front cover.

The Managers' Overview


PORTFOLIO HOLDINGS

As of 4/30/97, based on total net assets

===============================================================================
TOP 10 INDUSTRIES
-------------------------------------------------------------------------------
1.       Medical (Drugs)                    8.13%
2.       Semiconductors                     5.95
3.       Retail (Stores)                    5.78
4.       Finance (Consumer Credit)          5.53
5.       Telecommunications                 4.74
6.       Computer Software/Services         4.52
7.       Insurance (Multi-Line Property)    3.73
8.       Medical (Patient Services)         3.71
9.       Tobacco                            3.44
10.      Electronic Components/             3.39
                  Miscellaneous

TOP 10 COMMON STOCK HOLDINGS
-------------------------------------------------------------------------------
1.       Student Loan Marketing             2.08%
                     Association
2.       Philip Morris Companies, Inc.      1.81
3.       RJR Nabisco Holdings Corp.         1.26
4.       Applied Materials, Inc.            1.21
5.       SmithKline Beecham PLC-ADR         1.15
6.       NationsBank Corp.                  1.11
7.       American Home Products Corp.       1.10
8.       Thermo Electron Corp.              1.06
9.       Exxon Corp.                        1.05
10.      Baxter International Inc.           .88

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================

     But many tech companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned six months ago.
       We have reduced our exposure to computer networking stocks, for example. This field has become problematic as networking has become more complex and the field increasingly competitive. Our holdings in this area are down to less than 1% of the portfolio; when the reporting period opened, they represented more than 4% of the portfolio.
       On the other hand, we more than doubled our stake in semiconductor makers, focusing mainly on such makers of high-value, differentiated semiconductor products as Texas Instruments, Motorola, and Micron Technology. Companies like these have significant competitive advantages over makers of commodity memory chips. Despite the potential uncertainty in the short run, keep in mind that technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We expect this sector to offer good growth possibilities over the long term.

Q. WHAT DO YOU FIND ATTRACTIVE ABOUT FINANCIAL STOCKS?

A. Stocks from various financial industries constitute almost 10% of the portfolio. We have had a relatively long period of stable interest rates and low inflation, which is a perfect environment for financial firms. This sector ought to remain healthy as long as inflation remains at bay.
       The consolidation and restructuring going on in the banking industry, as institutions like NationsBank gradually bring about truly national banking, provide opportunities. Consumer-credit firms among our largest holdings are government-sponsored entities such as "Sallie Mae," the Student Loan Marketing Association, which has become the nation's leading provider of financial funding services for college education loans; and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, the most important players in the home mortgage market.

Q. DO YOU STILL HAVE SIZABLE HEALTH-CARE HOLDINGS?

A. Health-care stocks remain among our largest positions, especially pharmaceutical companies and patient-care providers, which together compose almost 12% of the portfolio. Pharmaceutical manufacturers are bringing a steady stream of new products to market and many are reporting substantial earnings growth. The pharmaceutical manufacturers in the portfolio tend to be highly recognizable names such as Merck & Co., SmithKline Beecham, and Bristol-Myers Squibb.
       In the patient-care area, health maintenance organizations, including United HealthCare and Oxford Health Plans, managed-care providers with a growing enrollment, continue to lead the efficiency drive in the U.S. health-care industry and have recently improved their pricing structure. A recently formed alliance between other companies in the portfolio illustrate the ongoing change in this industry: MedPartners, Inc., the nation's largest physician practice management company, has contracted with hospital operator Tenet Healthcare, thus forming the largest integrated health-care contracting network in Southern California.
       Given demographic trends in the U.S., we think health care will remain a promising area of investment for some time.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. In the U.S., the economic fundamentals appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts. The unanswerable questions are whether this can continue and, if so, for how long?
       After two extraordinary years in 1995 and 1996, the consensus expectation is that stock performance may be returning to its historical norm of 9% or 10% total returns. We all need to keep in mind that 9% and 10% are substantial returns and well above the prevailing inflation rate of about
   3%. It's just that they seem slim compared to the very recent past. The greatest challenge for investors may be to temper their expectations.


          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM WEINGARTEN FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed; therefore, there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.


===============================================================================
GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
6/17/69 - 4/30/97

                     AIM           S&P     Lipper Growth
                Weingarten Fund    500       Fund Index
-------------------------------------------------------------------------------
                           (In thousands)
6/17/69            $  9,444     $ 10,000     $ 10,000
4/70               $  7,573     $  8,610     $  8,147
4/71               $ 11,339     $ 11,381     $ 11,091
4/72               $ 14,447     $ 12,149     $ 13,032
4/73               $ 11,603     $ 12,416     $ 11,038
4/74               $  9,842     $ 10,845     $  9,335
4/75               $ 10,382     $ 11,013     $  9,373
4/76               $ 11,407     $ 13,342     $ 10,681
4/77               $ 12,080     $ 13,451     $ 10,533
4/78               $ 16,156     $ 13,912     $ 11,676
4/79               $ 19,867     $ 15,405     $ 13,476
4/80               $ 27,403     $ 16,994     $ 15,597
4/81               $ 43,205     $ 22,301     $ 22,488
4/82               $ 36,883     $ 20,670     $ 19,966
4/83               $ 65,713     $ 30,788     $ 30,664
4/84               $ 57,791     $ 31,299     $ 28,638
4/85               $ 70,366     $ 36,816     $ 32,779
4/86               $103,121     $ 50,140     $ 45,074
4/87               $127,515     $ 63,444     $ 53,356
4/88               $122,037     $ 59,359     $ 50,388
4/89               $147,107     $ 72,880     $ 60,558
4/90               $170,565     $ 80,488     $ 64,386
4/91               $219,345     $ 94,628     $ 75,590
4/92               $248,067     $107,924     $ 86,099
4/93               $249,169     $117,870     $ 94,469
4/94               $268,499     $124,147     $103,250
4/95               $302,255     $145,770     $114,597
4/96               $395,188     $189,698     $147,689
4/97               $439,831     $237,332     $168,510
===============================================================================


         Past performance cannot guarantee comparable future results.


===============================================================================
Average Annual Total Returns
For periods ended 4/30/97.
Including sales charges.

Class A Shares

Since Inception (6/17/69)      14.54%
20 Years                       19.35%
10 Years                       12.54%
5 Years                        10.87%
1 Year                          5.18%

Class B Shares

Since Inception (6/15/95)      13.84%
1 Year                          5.37%
===============================================================================


                           ------------------------
     Source: Towers Data Systems HYPO --Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B shares will differ from that of A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

For Consideration

WHY SMART MONEY
REMAINS FULLY INVESTED

Some investors like to wait for just the right moment to get into the stock market and for just the right time to pull their investment out.
     If that sounds like you, there's something you should know. During the periods when you're content to sit on the sidelines, some of the market's best single-day performances could slip right past you.
     Are you so confident in your timing strategy that you're willing to forfeit those gains? Missing even a handful of them could cost you dearly.

MISSING THE 20 BEST DAYS COULD CUT YOUR RETURN IN HALF

If you had invested a hypothetical $10,000 in the S&P 500 Index on December 31, 1991, by December 31, 1996 your $10,000 would have grown to $20,276, an average annual total return of 15.18%.
     But suppose during that five-year period there were times when you decided to get out of the market, and as a result you ended up missing the market's 10 best single-day performances. In that case, your 15.18% return would have been reduced to 11.03%. If you had missed the market's 20 best days, that 15.18% return would have been sliced almost in half, down to 7.72%.

SMART INVESTORS DON'T PLAY THE TIMING GAME

The more you try to time the market, the greater your chances become of missing the market's biggest single-day gains. That's why smart investors don't play the timing game. They don't let the market's short-term gyrations sideline them or dictate their investment objectives. They're patient investors-focused on the long term and on their long-term goals.
     Of course, past performance cannot guarantee comparable future results. But one thing is clear. It's time, not timing, that counts when it comes to potentially maximizing your investment return.

TALK TO YOUR FINANCIAL CONSULTANT

To find out more about the advantages of investing through the market ups and downs, consult the combined expertise of your financial consultant and the investment management of AIM. Regardless of the market, AIM's investment strategy stays the same; we believe earnings drive stock prices and stock prices drive portfolio performance.
     AIM managed approximately $73 billion as of May 23, 1997, for financial institutions, corporate clients and individual investors like you. Your financial consultant can help you start investing with AIM today.

THE PENALTY FOR MISSING THE MARKET

Trying to time the market can be an inexact-and costly-exercise. S&P 500 Index:
December 31, 1991-December 31, 1996.

===============================================================================
                         Average Annual      Growth
Period of Investment     Total Return       $10,000
-------------------------------------------------------------------------------
Fully Invested              15.18%          $20,276
Miss the 10 Best Days       11.03            16,876
Miss the 20 Best Days        7.72            14,507
Miss the 40 Best Days        2.13            11,113
Miss the 60 Best Days       -2.37             8,868
===============================================================================

Source: Ibbotson Associates, Towers Data Systems HYPO--Registered Trademark--. Past performance cannot guarantee comparable future results. The unmanaged Standard & Poor's Composite Index of 500 Stocks is a group of unmanaged securities widely regarded to be representative of the stock market in general; results mentioned assume the reinvestment of dividends. An investment cannot be made in an index.


                            ------------------------
                              Instead of panicking

                             when the market moves,

                           try focusing on long-term

                             goals. Remember, it's

                             time- not timing- that

                                    counts.
                           ------------------------

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-82.79%

ADVERTISING/BROADCASTING-0.29%

Interpublic Group of Companies,
  Inc.                                 275,000   $   15,571,875
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.63%

Gulfstream Aerospace Corp.(a)          444,300       11,329,650
---------------------------------------------------------------
United Technologies Corp.              300,000       22,687,500
---------------------------------------------------------------
                                                     34,017,150
---------------------------------------------------------------

APPLIANCES-0.25%

Sunbeam Corp., Inc.                    425,000       13,493,750
---------------------------------------------------------------

BANKING-1.11%

NationsBank Corp.                    1,000,000       60,375,000
---------------------------------------------------------------

BANKING (MONEY CENTER)-0.51%

Chase Manhattan Corp.                  300,000       27,787,500
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.09%

PepsiCo, Inc.                          143,000        4,987,125
---------------------------------------------------------------

BIOTECHNOLOGY-0.89%

Amgen, Inc.(a)                         250,000       14,718,750
---------------------------------------------------------------
Biogen, Inc.(a)                        621,600       19,891,200
---------------------------------------------------------------
Guidant Corp.                          200,000       13,650,000
---------------------------------------------------------------
                                                     48,259,950
---------------------------------------------------------------

BUSINESS SERVICES-2.17%

AccuStaff, Inc.(a)                   1,800,000       32,850,000
---------------------------------------------------------------
Cognizant Corp.                        935,700       30,527,213
---------------------------------------------------------------
Diebold, Inc.                          450,150       15,080,025
---------------------------------------------------------------
Equifax, Inc.                        1,000,000       28,750,000
---------------------------------------------------------------
Ingram Micro, Inc.(a)-Class A          457,200       10,401,300
---------------------------------------------------------------
                                                    117,608,538
---------------------------------------------------------------

CHEMICALS-0.27%

Monsanto Co.                           341,900       14,616,225
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.59%

International Business Machines
  Corp.                                200,000       32,150,000
---------------------------------------------------------------

COMPUTER MINI/PCS-3.14%

Compaq Computer Corp.(a)               500,000       42,687,500
---------------------------------------------------------------
Dell Computer Corp.(a)                 350,000       29,290,625
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  350,000       19,206,250
---------------------------------------------------------------
Hewlett-Packard Co.                    679,500       35,673,750
---------------------------------------------------------------
Stratus Computer, Inc.(a)              240,800        9,361,100
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,191,300       34,324,331
---------------------------------------------------------------
                                                    170,543,556
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTER NETWORKING-0.57%

Ascend Communications, Inc.(a)         350,000   $   16,012,500
---------------------------------------------------------------
Belden, Inc.                           483,300       14,861,475
---------------------------------------------------------------
                                                     30,873,975
---------------------------------------------------------------

COMPUTER PERIPHERALS-1.68%

Adaptec, Inc.(a)                       700,000       25,900,000
---------------------------------------------------------------
American Power Conversion
  Corp.(a)                             489,200        9,417,100
---------------------------------------------------------------
EMC Corp.(a)                           400,000       14,550,000
---------------------------------------------------------------
Seagate Technology, Inc.(a)            625,000       28,671,875
---------------------------------------------------------------
Storage Technology Corp.(a)            360,000       12,645,000
---------------------------------------------------------------
                                                     91,183,975
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.52%

Adobe Systems, Inc.                    500,000       19,562,500
---------------------------------------------------------------
BMC Software, Inc.(a)                  290,000       12,542,500
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000       16,000,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                   36,000        1,872,000
---------------------------------------------------------------
Compuware Corp.(a)                     700,000       26,425,000
---------------------------------------------------------------
Electronic Arts, Inc.(a)               450,000       10,856,250
---------------------------------------------------------------
Fiserv, Inc.(a)                        708,600       26,749,650
---------------------------------------------------------------
HBO & Co.                              600,000       32,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     300,000       36,450,000
---------------------------------------------------------------
National Data Corp.                    343,100       12,866,250
---------------------------------------------------------------
Parametric Technology Co.(a)           300,000       13,575,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             700,000       18,112,500
---------------------------------------------------------------
Synopsys, Inc.(a)                      210,900        6,722,438
---------------------------------------------------------------
Wallace Computer Services, Inc.        425,000       11,368,750
---------------------------------------------------------------
                                                    245,202,838
---------------------------------------------------------------

CONGLOMERATES-2.66%

AlliedSignal Inc.                      292,200       21,111,450
---------------------------------------------------------------
Corning Inc.                           375,000       18,093,750
---------------------------------------------------------------
Johnson Controls, Inc.                 400,000       15,350,000
---------------------------------------------------------------
Loews Corp.                            450,000       41,343,750
---------------------------------------------------------------
Tyco International Ltd.                500,000       30,500,000
---------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000       18,062,500
---------------------------------------------------------------
                                                    144,461,450
---------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                    369,000       17,066,250
---------------------------------------------------------------

COSMETICS & TOILETRIES-1.46%

Dial Corp.                           1,000,000       15,500,000
---------------------------------------------------------------
McKesson Corp.                          67,200        4,863,600
---------------------------------------------------------------
Procter & Gamble Co. (The)             350,000       44,012,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COSMETICS & TOILETRIES-(CONTINUED)

Warner-Lambert Co.                     150,000   $   14,700,000
---------------------------------------------------------------
                                                     79,076,100
---------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                           250,000       16,312,500
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-2.82%

General Electric Co.                   300,000       33,262,500
---------------------------------------------------------------
Honeywell, Inc.                        330,400       23,334,500
---------------------------------------------------------------
Symbol Technologies, Inc.              670,100       21,694,487
---------------------------------------------------------------
Teradyne, Inc.(a)                      950,000       31,112,500
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                              538,500       16,895,437
---------------------------------------------------------------
Waters Corp.(a)                        901,900       26,718,787
---------------------------------------------------------------
                                                    153,018,211
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.87%

Franklin Resources, Inc.               406,500       24,034,312
---------------------------------------------------------------
T. Rowe Price Associates               500,000       23,125,000
---------------------------------------------------------------
                                                     47,159,312
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.10%

Federal Home Loan Mortgage Corp.     1,403,800       44,746,125
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,134,500       46,656,313
---------------------------------------------------------------
Finova Group, Inc.                     227,000       15,577,875
---------------------------------------------------------------
Green Tree Financial Corp.             611,400       18,112,725
---------------------------------------------------------------
Household International, Inc.          175,000       15,400,000
---------------------------------------------------------------
Money Store, Inc. (The)              1,013,500       21,916,937
---------------------------------------------------------------
Student Loan Marketing
  Association                          952,900      112,680,425
---------------------------------------------------------------
SunAmerica, Inc.                        33,400        1,536,400
---------------------------------------------------------------
                                                    276,626,800
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-1.52%

H.F. Ahmanson & Co.                    800,000       30,500,000
---------------------------------------------------------------
ContiFinancial Corp.(a)                342,600        9,849,750
---------------------------------------------------------------
Great Western Financial Corp.        1,000,000       42,000,000
---------------------------------------------------------------
                                                     82,349,750
---------------------------------------------------------------

FOOD/PROCESSING-1.37%

ConAgra, Inc.                          550,000       31,693,750
---------------------------------------------------------------
Dean Foods Co.                         725,000       26,734,375
---------------------------------------------------------------
Lancaster Colony Corp.                 394,233       16,212,832
---------------------------------------------------------------
                                                     74,640,957
---------------------------------------------------------------

FUNERAL SERVICES-0.82%

Service Corp. International          1,305,600       44,716,800
---------------------------------------------------------------

FURNITURE-0.30%

Furniture Brands International,
  Inc.(a)                            1,108,900       16,356,275
---------------------------------------------------------------

GAMING-0.23%

International Game Technology          800,000       12,700,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOTELS/MOTELS-0.97%

HFS, Inc.(a)                           350,000   $   20,737,500
---------------------------------------------------------------
Host Marriott Corp.(a)                 208,500        3,622,687
---------------------------------------------------------------
Marriot International, Inc.            515,000       28,453,750
---------------------------------------------------------------
                                                     52,813,937
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.23%

Conseco Inc.                         1,148,900       47,535,738
---------------------------------------------------------------
Equitable Companies, Inc.              500,000       14,625,000
---------------------------------------------------------------
Equitable of Iowa Companies             92,800        4,535,600
---------------------------------------------------------------
                                                     66,696,338
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-3.28%

Allstate Corp.                         565,300       37,027,150
---------------------------------------------------------------
American International Group,
  Inc.                                 225,000       28,912,500
---------------------------------------------------------------
Everest Re Holdings, Inc.              800,500       23,014,375
---------------------------------------------------------------
ITT Hartford Group, Inc.               375,000       27,937,500
---------------------------------------------------------------
MBIA, Inc.                             150,000       14,606,250
---------------------------------------------------------------
MGIC Investment Corp.                  200,000       16,250,000
---------------------------------------------------------------
Travelers Group, Inc.                  550,000       30,456,250
---------------------------------------------------------------
                                                    178,204,025
---------------------------------------------------------------

LEISURE & RECREATION-0.81%

Carnival Corp.-Class A                 800,000       29,500,000
---------------------------------------------------------------
Walt Disney Co. (The)                  175,000       14,350,000
---------------------------------------------------------------
                                                     43,850,000
---------------------------------------------------------------

MACHINERY (HEAVY)-0.59%

Caterpillar Inc.                       175,000       15,575,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     334,100       16,412,663
---------------------------------------------------------------
                                                     31,987,663
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.06%

Thermo Electron Corp.(a)             1,664,400       57,421,800
---------------------------------------------------------------

MEDICAL (DRUGS)-6.24%

Abbott Laboratories                    250,000       15,250,000
---------------------------------------------------------------
American Home Products Corp.           900,000       59,625,000
---------------------------------------------------------------
AmeriSource Health Corp.-Class
  A(a)                                 500,000       22,312,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.               500,000       32,750,000
---------------------------------------------------------------
Cardinal Health, Inc.                  500,000       26,625,000
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.            1,200,000       25,350,000
---------------------------------------------------------------
Johnson & Johnson                      500,000       30,625,000
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       45,250,000
---------------------------------------------------------------
Pfizer, Inc.                           300,000       28,800,000
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.              180,000       12,982,500
---------------------------------------------------------------
Schering-Plough Corp.                  175,000       14,000,000
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        700,000       25,025,000
---------------------------------------------------------------
                                                    338,595,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MEDICAL (PATIENT SERVICES)-3.71%

Columbia/HCA Healthcare Corp.          875,000   $   30,625,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             222,350        7,031,819
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,400,000       27,650,000
---------------------------------------------------------------
MedPartners, Inc.(a)                 1,100,000       20,075,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           300,000       19,762,500
---------------------------------------------------------------
Quorum Health Group, Inc.(a)         1,000,000       31,125,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)            1,100,000       28,600,000
---------------------------------------------------------------
United Healthcare Corp.                550,000       26,743,750
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      262,000        9,923,250
---------------------------------------------------------------
                                                    201,536,319
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-2.96%

Baxter International Inc.            1,000,000       47,875,000
---------------------------------------------------------------
Becton, Dickinson & Co.                600,000       27,600,000
---------------------------------------------------------------
Boston Scientific Corp.(a)             300,000       14,475,000
---------------------------------------------------------------
DePuy, Inc.(a)                         172,200        3,616,200
---------------------------------------------------------------
Stryker Corp.(a)                       701,600       23,065,100
---------------------------------------------------------------
Sybron International Corp.(a)          941,900       31,318,175
---------------------------------------------------------------
US Surgical Corp.                      375,000       12,843,750
---------------------------------------------------------------
                                                    160,793,225
---------------------------------------------------------------

OFFICE AUTOMATION-0.28%

Xerox Corp.                            250,000       15,375,000
---------------------------------------------------------------

OFFICE PRODUCTS-0.42%

Reynolds & Reynolds Co.-Class A      1,100,000       22,825,000
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.24%

Reading & Bates Corp.(a)               575,000       12,865,625
---------------------------------------------------------------

OIL & GAS (SERVICES)-1.98%

Exxon Corp.                          1,010,000       57,191,250
---------------------------------------------------------------
Halliburton Co.                        400,000       28,250,000
---------------------------------------------------------------
Louisiana Land & Exploration
  Co.(a)                               360,800       18,040,000
---------------------------------------------------------------
Unocal Corp.                           108,900        4,151,813
---------------------------------------------------------------
                                                    107,633,063
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.71%

Baker Hughes, Inc.                     550,100       18,978,450
---------------------------------------------------------------
BJ Services Co.(a)                     142,800        6,729,450
---------------------------------------------------------------
Coastal Corp.                          300,000       14,250,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                 95,300        6,790,125
---------------------------------------------------------------
Rowan Companies, Inc.(a)               675,000       12,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      200,000       22,150,000
---------------------------------------------------------------
Tidewater, Inc.                        300,000       12,037,500
---------------------------------------------------------------
                                                     93,085,525
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.60%

Kimberly-Clark Corp.                   640,500       32,825,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

POLLUTION CONTROL-0.71%

USA Waste Services, Inc.(a)            800,000   $   26,200,000
---------------------------------------------------------------
US Filter Corp.(a)                     399,900       12,146,962
---------------------------------------------------------------
                                                     38,346,962
---------------------------------------------------------------

PUBLISHING-0.54%

Gannett Company, Inc.                   97,600        8,515,600
---------------------------------------------------------------
New York Times Co.-Class A             325,000       14,056,250
---------------------------------------------------------------
Times Mirror Co.                       122,400        6,762,600
---------------------------------------------------------------
                                                     29,334,450
---------------------------------------------------------------

RESTAURANTS-0.49%

Applebee's International, Inc.         630,800       14,744,950
---------------------------------------------------------------
Boston Chicken, Inc.(a)                500,000       11,937,500
---------------------------------------------------------------
                                                     26,682,450
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.68%

American Stores Co.                    456,000       20,748,000
---------------------------------------------------------------
Kroger Co.(a)                          997,200       27,423,000
---------------------------------------------------------------
Rite Aid Corp.                         650,000       29,900,000
---------------------------------------------------------------
Safeway, Inc.(a)                       300,000       13,387,500
---------------------------------------------------------------
                                                     91,458,500
---------------------------------------------------------------

RETAIL (STORES)-5.79%

Barnes & Noble, Inc.(a)                111,200        4,170,000
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             575,000       15,740,625
---------------------------------------------------------------
Consolidated Stores Corp.(a)           562,500       22,500,000
---------------------------------------------------------------
Costco Companies, Inc.(a)            1,100,000       31,762,500
---------------------------------------------------------------
CVS Corp.                              450,000       22,331,250
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       19,125,000
---------------------------------------------------------------
Gap, Inc.                              140,800        4,488,000
---------------------------------------------------------------
Home Depot, Inc.                       250,000       14,500,000
---------------------------------------------------------------
Jones Apparel Group, Inc.(a)           200,000        8,350,000
---------------------------------------------------------------
Lowe's Companies, Inc.               1,080,000       41,040,000
---------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,000,000       32,625,000
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       14,765,625
---------------------------------------------------------------
Sysco Corp.                            298,600       10,600,300
---------------------------------------------------------------
Tech Data Corp.(a)                     786,800       19,276,600
---------------------------------------------------------------
TJX Companies, Inc.                    325,000       15,356,250
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   550,000       15,675,000
---------------------------------------------------------------
U.S. Office Products Co.(a)            850,000       21,675,000
---------------------------------------------------------------
                                                    313,981,150
---------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.30%

Perkin-Elmer Corp.                     225,000       16,340,625
---------------------------------------------------------------

SEMICONDUCTORS-5.95%

Advanced Micro Devices, Inc.(a)        600,000       25,500,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                500,000       13,375,000
---------------------------------------------------------------
Applied Materials, Inc.(a)           1,200,000       65,850,000
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)         638,900        8,864,738
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SEMICONDUCTORS-(CONTINUED)

Intel Corp.                            100,000   $   15,312,500
---------------------------------------------------------------
KLA Instruments Corp.(a)               700,000       31,150,000
---------------------------------------------------------------
Linear Technology Corp.                300,000       15,075,000
---------------------------------------------------------------
LSI Logic Corp.(a)                     425,000       16,256,250
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     300,000       15,862,500
---------------------------------------------------------------
Micron Technology, Inc.                850,000       29,962,500
---------------------------------------------------------------
Motorola, Inc.                         450,000       25,762,500
---------------------------------------------------------------
National Semiconductor Corp.(a)        673,300       16,832,500
---------------------------------------------------------------
Novellus Systems, Inc.(a)              125,600        7,253,400
---------------------------------------------------------------
Texas Instruments, Inc.                400,000       35,700,000
---------------------------------------------------------------
                                                    322,756,888
---------------------------------------------------------------

TELECOMMUNICATIONS-2.83%

ADC Telecommunications, Inc.(a)(b)     750,000       19,593,750
---------------------------------------------------------------
Andrew Corp.(a)                        525,000       12,993,750
---------------------------------------------------------------
Lucent Technologies, Inc.              600,000       35,475,000
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         500,000       13,000,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       800,000       31,900,000
---------------------------------------------------------------
WorldCom, Inc.(a)                    1,700,000       40,800,000
---------------------------------------------------------------
                                                    153,762,500
---------------------------------------------------------------

TELEPHONE-0.23%

Cincinnati Bell, Inc.                  225,000       12,600,000
---------------------------------------------------------------

TEXTILES-0.28%

Fruit of The Loom, Inc.-Class A(a)     415,100       14,943,600
---------------------------------------------------------------

TOBACCO-3.44%

Philip Morris Companies, Inc.        2,500,000       98,437,500
---------------------------------------------------------------
RJR Nabisco Holdings Corp.           2,306,200       68,609,450
---------------------------------------------------------------
Universal Corp.                        700,000       19,600,000
---------------------------------------------------------------
                                                    186,646,950
---------------------------------------------------------------
    Total Domestic Common Stocks                  4,494,518,082
---------------------------------------------------------------


DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.19%

FINANCE (CONSUMER CREDIT)-0.43%

SunAmerica, Inc.-Series E,
  $3.10 Conv. Pfd.                     228,800       23,337,600
---------------------------------------------------------------

HOTELS/MOTELS-0.31%

Host Marriott Financial Trust-
  $3.375 Conv. Pfd. (acquired
  02/12/97-02/19/97; cost
  $18,036,739)(c)                      310,800       17,250,643
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.45%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                 347,600       24,288,550
---------------------------------------------------------------
    Total Domestic Convertible Preferred
      Stocks                                         64,876,793
---------------------------------------------------------------

                                   PRINCIPAL      MARKET
                                   AMOUNT         VALUE

DOMESTIC CONVERTIBLE BONDS & NOTES-1.42%

CHEMICALS-0.39%

Sandoz Capital BVI Ltd., Gtd.
  Conv. Deb., 2.00%, 10/06/02
  (acquired 11/01/96-11/05/96;
  cost $18,721,100)(c)             $17,000,000   $   21,335,000
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.57%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06            22,050,000       30,897,563
---------------------------------------------------------------

POLLUTION CONTROL-0.09%

US Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05             2,700,000        4,683,475
---------------------------------------------------------------

SEMICONDUCTORS-0.37%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02
  (acquired 01/17/97; cost
  $16,951,400)(c)                   10,000,000       20,278,700
---------------------------------------------------------------
    Total Domestic Convertible Bonds & Notes         77,194,738
---------------------------------------------------------------

                                     SHARES

FOREIGN STOCKS & OTHER EQUITY INTERESTS-8.37%

CANADA-1.48%

Canadian Pacific, Ltd.
  (Transportation)                     585,000       14,259,375
---------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                600,000       19,050,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                 325,000       23,603,125
---------------------------------------------------------------
Philip Environmental, Inc.(a)
  (Pollution Control)                1,500,000       23,625,000
---------------------------------------------------------------
                                                     80,537,500
---------------------------------------------------------------

FINLAND-0.29%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                 240,000       15,510,000
---------------------------------------------------------------

FRANCE-0.51%

Elf Aquitaine S.A. (Oil &
  Gas-Services)                        285,000       27,638,139
---------------------------------------------------------------

GERMANY-0.30%

Adidas A.G. (Shoes & Related
  Apparel)                              78,800        8,213,073
---------------------------------------------------------------
VEBA A.G. (Electric Power)             158,000        8,138,122
---------------------------------------------------------------
                                                     16,351,195
---------------------------------------------------------------

HONG KONG-0.88%

HSBC Holdings PLC (Banking)            820,000       20,747,434
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                      2,505,000       27,163,235
---------------------------------------------------------------
                                                     47,910,669
---------------------------------------------------------------

IRELAND-0.36%

Elan Corp.
  PLC-ADR(a)(Medical-Drugs)            580,000       19,720,000
---------------------------------------------------------------

ISRAEL-0.38%

Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             405,800       20,594,350
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ITALY-0.64%

Telecom Italia Mobile S.p.A.
  (Telecommunications)               6,000,000   $   18,821,674
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               6,000,000       15,885,058
---------------------------------------------------------------
                                                     34,706,732
---------------------------------------------------------------

MALAYSIA-0.20%

Malayan Banking Berhad (Banking)     1,074,000       10,693,803
---------------------------------------------------------------

NETHERLANDS-1.05%

Gucci Group N.V.-ADR-New York
  Registered Shares (Textiles)         250,000       17,343,750
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Appliances)             320,300       17,136,050
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Oil &
  Gas-Services)                        125,000       22,531,250
---------------------------------------------------------------
                                                     57,011,050
---------------------------------------------------------------

SWEDEN-0.55%

Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)                 881,300       29,633,713
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

UNITED KINGDOM-1.73%

Danka Business Systems PLC-ADR
  (Office Automation)                  401,900   $   12,283,069
---------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                        1,330,000       19,184,765
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                      775,000       62,484,375
---------------------------------------------------------------
                                                     93,952,209
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                     454,259,360
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

COMMERCIAL PAPER TRUST-0.55%

Citibank, N.A., 5.895%,
  12/26/97(d)                      $30,000,000       30,000,000
---------------------------------------------------------------

REPURCHASE AGREEMENTS(e)-5.24%

Goldman, Sachs & Co., 5.375%,
  05/01/97(f)                       86,853,893       86,853,893
---------------------------------------------------------------
HSBC Securities, Inc., 5.55%,
  05/01/97(g)                      197,510,181      197,510,181
---------------------------------------------------------------
    Total Repurchase Agreements                     284,364,074
---------------------------------------------------------------
TOTAL INVESTMENTS-99.56%                          5,405,213,047
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.44%                  23,707,955
---------------------------------------------------------------
TOTAL NET ASSETS-100.00%                         $5,428,921,002
===============================================================

Abbreviations:

ADR   -American Depository Receipt
Conv. -Convertible
Pfd.  -Preferred
Gtd.  -Guaranteed
Sub.  -Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security

(b) A portion of this security is subject to call options written. See Note 6.

(c) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $58,864,343 which represented 1.08% of the Fund's net assets.

(d) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Fund to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on April 30, 1997.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into on 04/30/97 with maturing value of $701,547,221. Collateralized by $757,320,000 U.S. Treasury obligations, 0% to 8.875% due 07/17/97 to 02/15/26 with an aggregate market value at April 30, 1997 of $716,184,843.

(g) Joint repurchase agreement entered into on 04/30/97 with maturing value of $500,077,083. Collateralized by $285,655,288 U.S. Government agency obligations, 0% to 8.00% due 04/01/19 to 12/01/35 and $321,339,000 U.S.
    Treasury obligations, 4.75% to 9.25% due 09/30/97 to 10/31/99 with an aggregate market value at April 30, 1997 of $510,003,616.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
(Unaudited)


ASSETS:

Investments, at market value (cost
  $4,524,773,802)                         $5,405,213,047
--------------------------------------------------------
Foreign currencies, at market value
  (cost $10,528)                                  10,792
--------------------------------------------------------
Receivables for:
  Investments sold                            90,580,668
--------------------------------------------------------
  Options purchased                              281,250
--------------------------------------------------------
  Capital stock sold                           4,604,126
--------------------------------------------------------
  Dividends and interest                       4,277,796
--------------------------------------------------------
Investment for deferred compensation
  plan                                            66,430
--------------------------------------------------------
Other assets                                     126,497
--------------------------------------------------------
    Total assets                           5,505,160,606
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       59,109,537
--------------------------------------------------------
  Options written                                750,000
--------------------------------------------------------
  Capital stock reacquired                     9,292,445
--------------------------------------------------------
  Deferred compensation                           66,430
--------------------------------------------------------
Accrued advisory fees                          2,614,487
--------------------------------------------------------
Accrued administrative service fees               10,510
--------------------------------------------------------
Accrued distribution fees                      2,109,588
--------------------------------------------------------
Accrued transfer agent fees                    1,541,871
--------------------------------------------------------
Accrued operating expenses                       744,736
--------------------------------------------------------
    Total liabilities                         76,239,604
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $5,428,921,002
========================================================

NET ASSETS:

Class A                                   $5,014,448,112
========================================================
Class B                                   $  351,019,539
========================================================
Institutional Class                       $   63,453,351
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                264,935,631
========================================================

CLASS B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 18,779,084
========================================================

INSTITUTIONAL CLASS:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,310,794
--------------------------------------------------------

CLASS A:
  Net asset value and redemption price
    per share                             $        18.93
========================================================
  Offering price per share:
      (Net asset value of
         $18.93 divided by 94.50%)        $        20.03
========================================================

CLASS B:
  Net asset value and offering price per
    share                                 $        18.69
========================================================

INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share            $        19.17
========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $396,081 foreign
  withholding tax)                          $   24,799,615
----------------------------------------------------------
Interest                                         6,302,042
----------------------------------------------------------
    Total investment income                     31,101,657
----------------------------------------------------------

EXPENSES:

Advisory fees                                   17,460,585
----------------------------------------------------------
Administrative service fees                         73,693
----------------------------------------------------------
Custodian fees                                     191,071
----------------------------------------------------------
Directors' fees                                     15,990
----------------------------------------------------------
Distribution fees-Class A                        7,688,203
----------------------------------------------------------
Distribution fees-Class B                        1,589,373
----------------------------------------------------------
Transfer agent fees-Class A                      4,286,458
----------------------------------------------------------
Transfer agent fees-Class B                        385,368
----------------------------------------------------------
Transfer agent fees-Institutional Class              2,855
----------------------------------------------------------
Other                                              847,420
----------------------------------------------------------
    Total expenses                              32,541,016
----------------------------------------------------------
Less: Fees waived by advisor                      (949,019)
----------------------------------------------------------
    Expenses paid indirectly                       (45,865)
----------------------------------------------------------
    Net expenses                                31,546,132
----------------------------------------------------------
Net investment (loss)                             (444,475)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                        447,720,009
----------------------------------------------------------
  Foreign currencies                            (2,571,094)
----------------------------------------------------------
  Options contracts                              4,829,479
----------------------------------------------------------
                                               449,978,394
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       (153,788,488)
----------------------------------------------------------
  Foreign currencies                               (53,868)
----------------------------------------------------------
  Options contracts                              2,178,320
----------------------------------------------------------
                                              (151,664,036)
----------------------------------------------------------
  Net gain on investment securities,
    foreign currencies and option
    contracts                                  298,314,358
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  297,869,883
==========================================================

     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $     (444,475)   $   14,147,587
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures and options contracts            449,978,394       590,548,116
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, and options contracts       (151,664,036)       79,138,554
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      297,869,883       683,834,257
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (14,825,812)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (446,594)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (552,424,286)     (606,609,217)
----------------------------------------------------------------------------------------------
  Class B                                                        (32,141,402)       (7,814,517)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (6,654,246)       (7,332,667)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                          1,412,885         2,368,957
----------------------------------------------------------------------------------------------
  Class B                                                             62,469           992,175
----------------------------------------------------------------------------------------------
  Institutional Class                                                 86,077            65,590
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        322,422,079       362,344,237
----------------------------------------------------------------------------------------------
  Class B                                                        101,653,884       210,825,508
----------------------------------------------------------------------------------------------
  Institutional Class                                              6,470,978         5,462,015
----------------------------------------------------------------------------------------------
       Net increase in net assets                                123,485,915       644,136,338
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,305,435,087     4,661,298,749
----------------------------------------------------------------------------------------------
  End of period                                               $5,428,921,002    $5,305,435,087
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,079,731,400    $3,649,184,459
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             30,361,176        44,516,626
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and options
    contracts                                                    439,469,771       580,711,311
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                             879,358,655     1,031,022,691
----------------------------------------------------------------------------------------------
                                                              $5,428,921,002    $5,305,435,087
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, corporate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
J. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the six months ended April 30, 1997, AIM waived fees of $949,019. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $73,693 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the six months ended April 30, 1997, AFS was reimbursed $2,228,690 for such services.
  During the six months ended April 30, 1997, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $2,855 for shareholder and transfer agency services with respect to the Institutional Class.

  The Fund received reductions in transfer agency fees of $42,960 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $2,905 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $45,865 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $7,688,203 and $1,589,373, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $831,559 from sales of shares of the Class A shares of the Fund during the year six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $24,937 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $10,693 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1997 was $3,610,400,083 and $4,082,664,624, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  980,079,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (105,092,131)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $  874,987,765
==========================================================

Cost of investments for tax purposes is $4,530,225,282.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1997 are summarized as follows:

                                      OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF      PREMIUMS
                                  CONTRACTS      RECEIVED
                                  ---------    ------------
Beginning of period                 55,804     $ 22,601,072
-----------------------------------------------------------
Written                             62,525       18,316,598
-----------------------------------------------------------
Closed                             (79,359)     (30,366,331)
-----------------------------------------------------------
Exercised                           (9,500)      (3,963,917)
-----------------------------------------------------------
Expired                            (21,970)      (6,081,525)
-----------------------------------------------------------
End of period                        7,500     $    505,897
-----------------------------------------------------------

Open call option contracts written at April 30, 1997 were as follows:

                                                                                               APRIL 30,       UNREALIZED
                                                   CONTRACT   STRIKE   NUMBER OF   PREMIUM        1997        APPRECIATION
                                                    MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
                      ISSUE                        --------   ------   ---------   --------   ------------   --------------
ADC Telecommunications, Inc.                        April        27       75       $505,897     $750,000       $(244,103)
---------------------------------------------------------------------------------------------------------------------------

NOTE 7-PUT OPTIONS WRITTEN

Transactions in put options purchased during the six months ended April 30, 1997 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------     ----------
Beginning of period                                              --                 --
--------------------------------------------------------------------------------------
Purchased                                                     7,500         $1,053,750
--------------------------------------------------------------------------------------
Exercised                                                        --                 --
--------------------------------------------------------------------------------------
End of period                                                 7,500         $1,053,750
--------------------------------------------------------------------------------------

Open put option contracts purchased at April 30, 1997 were as follows:

                                                                                                APRIL 30,       UNREALIZED
                                                  CONTRACT   STRIKE   NUMBER OF    PREMIUM         1997        APPRECIATION
                                                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
                     ISSUE                        --------   ------   ---------   ----------   ------------   --------------
ADC Telecommunications, Inc.                       April      22.5       75       $1,053,750     $281,250        $772,500
----------------------------------------------------------------------------------------------------------------------------

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                    APRIL 30, 1997              OCTOBER 31, 1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------
Sold:
  Class A                                                     18,222,095    $353,778,240   34,550,539    $648,183,624
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,136,342      98,559,132   12,381,545     231,706,372
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            187,453       3,617,225      516,716       9,877,153
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     29,415,287     528,056,969   32,395,132     557,844,149
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,715,463      30,689,638      425,933       7,326,082
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            313,585       5,650,803      338,803       5,871,449
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (29,281,788)  (559,413,130)  (44,929,759)  (843,683,536)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,461,847)    (27,594,886)  (1,500,861)    (28,206,946)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (146,120)     (2,797,050)    (552,275)    (10,286,587)
---------------------------------------------------------------------------------------------------------------------
                                                              24,100,470    $430,546,941   33,625,773    $578,631,760
=====================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended April 30, 1997, each of the years in the eight-year period ended October 31, 1996 and the ten months ended October 31, 1988 and for a Class B share outstanding during the six months ended April 30, 1997, the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:

                                                                                      October 31,
                                            April 30,       ---------------------------------------------------------------
                                               1997            1996         1995          1994         1993         1992
                                            ----------      ----------   ----------    ----------   ----------   ----------
Net asset value, beginning of period        $    20.19      $    20.33   $    17.82    $    17.62   $    16.68   $    15.76
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
Income from investment operations:
 Net investment income                              --            0.06           --          0.07         0.10         0.10
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
 Net gains (losses) on securities (both
   realized and unrealized)                       1.04            2.51         4.36          0.57         0.93         0.98
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
   Total from investment operations               1.04            2.57         4.36          0.64         1.03         1.08
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
Less distributions:
 Dividends from net investment income            (0.06)             --        (0.07)        (0.11)       (0.09)       (0.07)
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
 Distributions from net realized capital
   gains                                         (2.24)          (2.71)       (1.78)        (0.33)          --        (0.09)
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
   Total distributions                           (2.30)          (2.71)       (1.85)        (0.44)       (0.09)       (0.16)
------------------------------------------  ----------      ----------   ----------    ----------   ----------   ----------
Net asset value, end of period              $    18.93      $    20.19   $    20.33    $    17.82   $    17.62   $    16.68
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Total return(b)                                  5.67%           14.81%       28.20%         3.76%        6.17%        6.85%
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $5,014,448      $4,977,493   $4,564,730    $3,965,858   $4,999,983   $5,198,835
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Ratio of expenses to average net assets(c)        1.11%(d)(e)       1.12%       1.17%        1.21%        1.13%        1.13%
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Ratio of net investment income to average
 net assets(g)                                    0.03%(d)        0.33%       (0.02)%        0.45%        0.62%        0.60%
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Portfolio turnover rate                             68%            159%         139%          136%         109%          37%
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Average broker commission rate paid(h)      $   0.0622      $   0.0615          N/A           N/A          N/A          N/A
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                              --              --           --            --           --           --
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Average amount of debt outstanding during
 the period (000s omitted)(i)                       --              --   $      593            --           --           --
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Average number of shares outstanding
 during the period (000s omitted)(i)           264,280         248,189      229,272       249,351      314,490      246,273
==========================================  ==========      ==========   ==========    ==========   ==========   ==========
Average amount of debt per share during
 the period                                         --              --   $    0.003            --           --           --
==========================================  ==========      ==========   ==========    ==========   ==========   ==========

                                                             October 31,
                                            ---------------------------------------------
                                               1991         1990        1989     1988(a)
                                            ----------   ----------   --------   --------
Net asset value, beginning of period        $    11.15   $    12.32   $   9.23   $   8.36
------------------------------------------  ----------   ----------   --------   --------
Income from investment operations:
 Net investment income                            0.11         0.09       0.10       0.07
------------------------------------------  ----------   ----------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                       4.80        (0.56)      3.10       0.80
------------------------------------------  ----------   ----------   --------   --------
   Total from investment operations               4.91        (0.47)      3.20       0.87
------------------------------------------  ----------   ----------   --------   --------
Less distributions:
 Dividends from net investment income            (0.09)       (0.06)     (0.11)        --
------------------------------------------  ----------   ----------   --------   --------
 Distributions from net realized capital
   gains                                         (0.21)       (0.64)        --         --
------------------------------------------  ----------   ----------   --------   --------
   Total distributions                           (0.30)       (0.70)     (0.11)        --
------------------------------------------  ----------   ----------   --------   --------
Net asset value, end of period              $    15.76   $    11.15   $  12.32   $   9.23
==========================================  ==========   ==========   ========   ========
Total return(b)                                  44.88%       (4.03)%    35.13%     10.41%
==========================================  ==========   ==========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $2,534,331   $  632,522   $393,320   $297,284
==========================================  ==========   ==========   ========   ========
Ratio of expenses to average net assets(c)        1.18%        1.25%      1.19%      1.08%(f)
==========================================  ==========   ==========   ========   ========
Ratio of net investment income to average
 net assets(g)                                    0.72%        0.75%      0.96%      0.90%(f)
==========================================  ==========   ==========   ========   ========
Portfolio turnover rate                             46%          79%        87%        93%
==========================================  ==========   ==========   ========   ========
Average broker commission rate paid(h)             N/A          N/A        N/A        N/A
==========================================  ==========   ==========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                              --           --   $  3,781         --
==========================================  ==========   ==========   ========   ========
Average amount of debt outstanding during
 the period (000s omitted)(i)                       --   $      485   $  1,083   $    229
==========================================  ==========   ==========   ========   ========
Average number of shares outstanding
 during the period (000s omitted)(i)           102,353       44,770     31,275     33,031
==========================================  ==========   ==========   ========   ========
Average amount of debt per share during
 the period                                         --   $    0.011   $  0.035   $  0.007
==========================================  ==========   ==========   ========   ========

(a) The Fund changed investment advisors on September 30, 1988.

(b) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(c) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.14% (annualized), 1.15%, 1.19%, 1.24%, 1.17% and 1.15% for the periods 1997-1992, respectively.

(d) Ratios are annualized and based on average net assets of $5,167,944,740.

(e) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Annualized.

(g) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were 0.00% (annualized), 0.30%, (0.04%), 0.42%, 0.58% and
    0.58% for the periods 1997-1992, respectively.

(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(i) Averages computed on a daily basis.

CLASS B:

                                                                                       OCTOBER 31,
                                                              APRIL 30,        ---------------------------
                                                                 1997             1996             1995
                                                              ----------       ----------       ----------
Net asset value, beginning of period                          $    19.98       $    20.28       $    18.56
------------------------------------------------------------  ----------       ----------       ----------
Income from investment operations:
  Net investment income (loss)                                     (0.05)           (0.05)(a)        (0.03)
------------------------------------------------------------  ----------       ----------       ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.00             2.46             1.75
------------------------------------------------------------  ----------       ----------       ----------
    Total from investment operations                                0.95             2.41             1.72
------------------------------------------------------------  ----------       ----------       ----------
Less distributions:
  Distributions from capital gains                                 (2.24)           (2.71)              --
------------------------------------------------------------  ----------       ----------       ----------
Net asset value, end of period                                $    18.69       $    19.98       $    20.28
============================================================  ==========       ==========       ==========
Total return(b)                                                     5.23%           13.95%            9.27%
============================================================  ==========       ==========       ==========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                     $  351,020       $  267,459       $   42,238
============================================================  ==========       ==========       ==========
Ratio of expenses to average net assets(c)                          1.88%(d)(e)       1.95%           1.91%(f)
============================================================  ==========       ==========       ==========
Ratio of net investment income (loss) to average net
  assets(g)                                                        (0.74)%(d)       (0.50)%          (0.76)%(f)
============================================================  ==========       ==========       ==========
Portfolio turnover rate                                               68%             159%             139%
============================================================  ==========       ==========       ==========
Average broker commission rate paid(h)                        $   0.0622       $   0.0615              N/A
============================================================  ==========       ==========       ==========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                               --               --               --
============================================================  ==========       ==========       ==========
Average amount of debt outstanding during the
  period (000s omitted)(i)                                            --               --        $       3
============================================================  ==========       ==========       ==========
Average number of shares outstanding during the
  period (000s omitted)(i)                                        16,619            7,956            1,036
============================================================  ==========       ==========       ==========
Average amount of debt per share during the period                    --               --       $   0.0039
============================================================  ==========       ==========       ==========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.89% (annualized), 1.98% and 1.94% (annualized) for the periods 1997-1995, respectively.

(d) Ratios are annualized and based on average net assets of $320,508,971.

(e) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Annualized.

(g) After waiver of fees and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to waiver of fees and/or expense reimbursements were (0.75)% (annualized), (0.53)% and (0.79)% (annualized) for the periods 1997-1995, respectively.

(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(i) Averages computed on a daily basis.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of the fundamental investment policy prohibiting or restricting the Fund's investments in puts, calls, straddles and spreads.

(6) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  146,733,416          2,498,355           6,552,908
(3)  Approval of Sub-Advisory Agreement..........................  146,153,496          2,885,840           6,745,343
(4)  Elimination of Fundamental Investment Policy Concerning
     Investments in Other Investment Companies...................  111,841,005          5,168,602           6,908,560
(5)  Elimination of Fundamental Investment Policy concerning
     Puts, Calls, Straddles and Spreads..........................  110,091,179          6,531,415           7,295,571
(6)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                       John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Gary T. Crum                                    Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                                                                           TRANSFER AGENT
                                              Scott G. Lucas
Jack Fields                                   Senior Vice President                           A I M Fund Services, Inc.
Formerly Member of the                                                                        P.O. Box 4739
U.S. House of Representatives                 Carol F. Relihan                                Houston, TX 77210-4739
                                              Senior Vice President
Carl Frischling                               and Secretary                                   CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Jonathan C. Schoolar                            State Street Bank & Trust
                                              Senior Vice President                           225 Franklin Street
Robert H. Graham                                                                              Boston, MA 02110
President and Chief Executive Officer         Melville B. Cox
A I M Management Group Inc.                   Vice President                                  COUNSEL TO THE FUND

John F. Kroeger                               Dana R. Sutton                                  Ballard Spahr
Formerly Consultant                           Vice President and Assistant Treasurer          Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              P. Michelle Grace                               Philadelphia, PA 19103
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                                      COUNSEL TO THE DIRECTORS
                                              David L. Kite
Ian W. Robinson                               Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            Nancy L. Martin                                 New York, NY 10022
Chief Financial Officer                       Assistant Secretary
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                Ofelia M. Mayo
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      Kathleen J. Pflueger                            Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$73 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of May 23, 1997. The AIM Family of                     prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



